UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON,  D.C. 20549

FORM 8-K

CURRENT REPORT

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 4, 2017

3M COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

File No. 1-3285	41-0417775
(Commission File Number)	(IRS Employer Identification No.)

3M Center, St. Paul, Minnesota	55144-1000
(Address of Principal Executive Offices)	(Zip Code)

(651) 733-1110
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange

Act. ☐

Item 8.01.  Other Events

This Current Report on Form 8-K updates 3M’s Annual Report on Form 10-K for the year ended December 31, 2016 (“3M’s 2016 Annual Report”) to reflect the following:

Effective in the first quarter of 2017, as part of 3M’s continuing effort to improve the alignment of its businesses around markets and customers the Company made the following changes:

Integration of former Renewable Energy Division

•

3M’s former Renewable Energy Division (RED) has been integrated into existing divisions within the Electronics and Energy business segment and Safety and Graphics business segment. 3M is committed to leadership in sustainability and to enabling the advancement of energy solutions into the future. Integrating RED’s offerings into larger divisions already serving these segments will provide increased scale and build on strength by leveraging 3M’s existing brands, go-to-market capabilities, and relationships to support growth objectives.

Creation of Automotive and Aerospace Solutions Division

•

3M created the Automotive and Aerospace Solutions Division, which combines the former Automotive Division and Aerospace and Commercial Transportation Division, which were both within the Industrial business segment. Combining the strengths along with the deep industry knowledge of each business will enable this new division to utilize shared technology platforms and processes to deliver a broader set of innovative solutions, along with world-class quality and service to 3M’s customers. This combination will help accelerate the Company’s profitable growth and market relevance across the automotive, aerospace and commercial transportation industries.

Consolidation of U.S. customer account activity - impacting dual credit reporting

•

The Company consolidated its customer account activity in the U.S. into more centralized sales districts. This improved alignment reduces the complexity for customers when interacting with multiple businesses within 3M, creating a better customer experience. 3M business segment reporting measures include dual credit to business segments for certain U.S. sales and related operating income. This dual credit is based on which business segment provides customer account activity with respect to a particular product sold in the U.S. The alignment of U.S. customer accounts to fewer, more focused sales districts changed the attribution of dual credit across 3M’s business segments.

The financial information presented herein reflects the impact of the preceding changes involving business segments and dual credit reporting, as well as the adoption of ASU No. 2016-15, Classification of Certain Cash Receipts and Payments, and ASU No. 2016-18, Restricted Cash. Since the effects of these ASU’s were immaterial to all periods presented, no impact was reflected in the Company’s consolidated results of operations and financial condition presented.

The preceding information is filed hereunder as Exhibit 99 which is incorporated herein by reference.

Item 9.01 of this Current Report on Form 8-K updates the information contained in 3M’s 2016 Annual Report to reflect the changes described above, which were effective during the first quarter of 2017. Updates provided in this Form 8-K are contained in Part 1, Item 1, “Business” and Part II, Item 8, “Financial Statements and Supplementary Data” (specifically Note 1, Significant Accounting Policies, Note 3, Goodwill and Intangible Assets and Note 16, Business Segments). 3M also updated Part II, Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, to reflect the impact of the business segment and dual credit reporting changes. Information for all periods presented herein reflects the impact of these business segment and dual credit reporting changes.

By virtue of this Current Report, the Company will be able to incorporate the updated information by reference into future registration statements or post-effective amendments to existing registration statements. This Current Report does not update for other changes since the filing of the 2016 Annual Report (e.g. new developments in commitments and contingencies). For significant developments since the filing of the 2016 Annual Report, refer to subsequent 2017 Quarterly Reports on Form 10-Q.

Forward-Looking Statements

This Current Report contains forward-looking information about 3M’s financial results and estimates and business prospects that involve substantial risks and uncertainties. A further description of these factors is located in this Current Report under “Cautionary Note Concerning Factors That May Affect Future Results” and “Risk Factors” in Exhibit 99, Part I, Items 1 and 1A.

Item 9.01.  Financial Statements and Exhibits

Exhibit Number	Description

12	Calculation of Ratio of Earnings to Fixed Charges
23	Consent of Independent Registered Public Accounting Firm
99

Updates, where applicable, to 3M’s 2016 Annual Report on Form 10-K include:

 Part I, Item 1, Business

 Part I, Item 1A, Risk Factors

 Part I, Item 1B, Unresolved Staff Comments

 Part I, Item 2, Properties

 Part I, Item 3, Legal Proceedings

 Part I, Item 4, Mine Safety Disclosures

 Part II, Item 5, Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer

      Purchases of Equity Securities

 Part II, Item 6, Selected Financial Data

 Part II, Item 7, Management’s Discussion and Analysis of Financial Condition and Results of

      Operations

 Part II, Item 7A, Quantitative and Qualitative Disclosures About Market Risk

 Part II, Item 8, Financial Statements and Supplementary Data

 Part IV, Item 16, Form 10-K Summary (updated by this Current Report on Form 8-K)

101

The following financial information from 3M Company’s Current Report on Form 8-K for the year ended December 31, 2016, filed with the SEC on May 4, 2017, formatted in Extensible Business Reporting Language (XBRL): (i) the Consolidated Statement of Income for the years ended December 31, 2016, 2015 and 2014, (ii) the Consolidated Statement of Comprehensive Income for the years ended December 31, 2016, 2015 and 2014, (iii) the Consolidated Balance Sheet as of December 31, 2016 and 2015, (iv) the Consolidated Statement of Changes in Equity for the years ended December 31, 2016, 2015 and 2014, (v) the Consolidated Statement of Cash Flows for the years ended December 31, 2016, 2015 and 2014, and (vi) Notes to Consolidated Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

3M COMPANY

	By: /s/	Nicholas C. Gangestad
Nicholas C. Gangestad,
Senior Vice President and Chief Financial Officer

Dated: May 4, 2017